Execution Copy

SHARE TRANSFER RESTRICTION AGREEMENT

This SHARE TRANSFER RESTRICTION AGREEMENT (this “Agreement”), dated as of March 22, 2010 (the “Effective Date”), is made by and between The Quigley Corporation, a Nevada corporation (“Quigley”), and Phosphagenics Ltd., an Australian corporation (“PSI Parent” and, collectively with Quigley, the “Parties”).

A.          Quigley and PSI Parent are party to a license agreement, dated as of the Effective Date, an executed copy of which is attached as Exhibit A (the “License Agreement”), pursuant to which, among other things, (i) PSI Parent granted to Quigley a perpetual, paid-up, global, exclusive license to exploit Products (as defined in the License Agreement) embodying Phosphagenics Intellectual Property (as defined in the License Agreement), as more specifically set forth in the License Agreement, and (ii) in exchange therefor, Quigley paid to PSI Parent $1,000,000 and issued to PSI Parent 1,440,000 shares (such shares, collectively, the “Acquired Shares”) of Quigley’s common stock, par value $0.0005 per share (such class of Quigley’s stock, “Common Stock”).

B.           The Parties desire to set forth herein, and that PSI Parent acknowledge, (i) certain transfer restrictions with respect to, and other terms applicable to, the Acquired Shares and the acquisition thereof by PSI Parent and (ii) certain restrictions on PSI Parent’s acquisition of Additional Shares (as defined in Section 5(b)).

C.           Contemporaneously with their entry into this Agreement, the Parties are entering into a limited liability company agreement (the “LLC Agreement”) of Phusion Laboratories, LLC, a Delaware limited liability company (the “Company”), by and among Quigley, Phosphagenics Inc., a Delaware corporation, PSI Parent (for the purposes stated therein), and the Company.

The Parties therefore hereby agree as follows:

1.	Definitions. Capitalized terms used but not otherwise defined herein have the respective meanings given to such terms in the LLC Agreement.

2.	Restrictions on Transfer of Acquired Shares.

(a)
Without the prior written consent of Quigley, prior to June 1, 2012, PSI Parent shall not, directly or indirectly, Transfer the Acquired Shares, in whole or in part; provided, however, that, subject to Section 2(b), PSI Parent may Transfer any or all of the Acquired Shares in connection with, and contemporaneously upon the consummation of, a Company Sale.

(b)	PSI Parent shall not Transfer any of the Acquired Shares in contravention of applicable law.

(c)
“Company Sale” means any arm’s-length transaction in which (i) Quigley sells all or substantially all of its assets to a Third Party, (ii) a Third Party purchases outstanding Common Stock such that, upon the consummation thereof, such Third Party will own more than 50% of the shares of capital stock of Quigley entitled to vote generally in the election of Quigley’s directors, or (iii) a Third Party merges with Quigley such that, immediately upon consummation of such merger, the equityholders of such Third Party will own, in the aggregate, more than 50% of the shares of capital stock of Quigley entitled to vote generally in the election of Quigley’s directors.

(d)	“Third Party” means any Person that is not an Affiliate of Quigley immediately prior to the consummation of a transaction of the type described in Section 2(c).

(e)	Any purported Transfer in contravention of this Section 2 will be null and void ab initio.

3.	PSI Parent Representations and Acknowledgments.

(a)	In order to induce Quigley to issue the Acquired Shares to PSI Parent, PSI Parent represents and warrants to Quigley that:

(i)	PSI Parent has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Acquired Shares;

(ii)
no broker has acted on behalf of PSI Parent in connection with this Agreement or the License Agreement, and there are no brokerage commissions, finders’ fees or commissions payable in connection herewith or therewith based on any agreement, arrangement or understanding with PSI Parent or any action taken by PSI Parent;

(iii)
PSI Parent is acquiring the Acquired Shares for investment purposes only, for its own account and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);

(iv)	the offer of the Acquired Shares to PSI Parent was not made by any public or general means or pursuant to any public or general solicitation;

(v)	PSI Parent is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act;

(vi)
PSI Parent is not purchasing the Acquired Shares for the account or on behalf of any U.S. Person (which, for the purposes of this Agreement, shall have the definition ascribed thereto in Regulation S promulgated under the Securities Act (“Regulation S”));

(vii)	PSI Parent is not a U.S. Person, was not formed under the laws of any United States jurisdiction and was not formed for the purpose of investing in securities not registered under the Securities Act;

(viii)
PSI Parent has not made any pre-arrangement to transfer any of the Acquired Shares to a U.S. Person or to return any of the Acquired Shares to the United States securities markets (which includes short sales and hedging transactions in the United States within the periods restricted under Regulation S (the “Restricted Periods”) to be covered by delivery of any of the Acquired Shares) and is not acquiring the Acquired Shares as part of any plan or scheme to evade the registration requirements of the Securities Act;

(ix)
PSI Parent acknowledges and understands that (A) all offers and sales of any of the Acquired Shares by PSI Parent in the United States or to U.S. Persons or otherwise, whether prior to the expiration or after the expiration of the Restricted Periods, shall be made only pursuant to a registration of such Acquired Shares under the Securities Act or an exemption from registration requirements of the Securities Act and (B) Quigley will, in order to approve removal of the restrictive legend from certificates evidencing the Acquired Shares, require from PSI Parent (i) certain written representations to indicate that the sale of the Acquired Shares was made in a transaction that complies with the provisions of Regulation S, pursuant to a registration of the Acquired Shares under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and (ii) require a legal opinion that removal of the legend is appropriate;

(x)
PSI Parent has not engaged in any “directed selling efforts” (as defined in Regulation S) in the United States regarding any of the Acquired Shares, nor has it engaged in any act intended to or that reasonably might have the effect of preconditioning the U.S. market for the resale of any of the Acquired Shares;

(xi)
PSI Parent is not a “distributor” as defined in Regulation S and is not an officer, director or “affiliate” (as that term is defined in Rule 405 under the Securities Act) of Quigley or an “underwriter” or “dealer” (as such terms are defined in the federal securities laws of the United States); and

(xii)
PSI Parent does not have a short position in, or other hedged position with respect to, the Acquired Shares or any other shares of the Common Stock and will not have a short position in, or other hedged position with respect to, such securities at any time prior to the expiration of the Restricted Periods.

(b)	PSI Parent acknowledges:

(i)
that the Acquired Shares have not been registered under (and that Quigley has no present intention to register the Acquired Shares under) the Securities Act or applicable state securities law and that the offering and sale of the Acquired Shares have been made in reliance on the exemption from the registration requirements provided by Section 4(2) of the Securities Act and the regulations promulgated thereby and analogous provisions of certain state securities laws or in accordance with Regulation S under the Securities Act;

(ii)
that the Acquired Shares may not be sold or otherwise transferred unless, among other things, the Acquired Shares have been registered under the Securities Act and applicable state securities laws or are sold or transferred in a transaction exempt therefrom; and

(iii)	that it may have to bear the economic risk associated with its ownership of the Acquired Shares for an indefinite period of time or to suffer a complete loss of its investment;

(iv)
that: (A) it has received and reviewed this Agreement; (B) it, its attorney and its accountant have had access to, and an opportunity to review, all documents and other materials requested of Quigley; and (C) it and they have been given an opportunity to ask any and all questions of, and receive answers from, Quigley concerning the terms and conditions of the offering and issuance of Acquired Shares and to obtain all information that it or they believe necessary or appropriate to invest in Quigley and to purchase the Acquired Shares, to verify the accuracy of documents and materials requested of Quigley and to evaluate the suitability of an investment in the Acquired Shares; and

(v)
that, in evaluating the suitability of an investment in the Acquired Shares, it has not relied upon any representations, warranties or other information (whether oral or written), other than such information as has been made publicly available in Quigley’s periodic reports, as filed with the United States Securities and Exchange Commission (such information, “Public Information”).

(c)
PSI Parent hereby waives, to the maximum extent permitted by law, any claim, or potential claim, it has or may have against Quigley and its officers, directors, shareholders, partners, successors and assigns, relating to any such person’s possession of information that is not Public Information.

4.	Legends on Share Certificates. PSI Parent hereby consents to the placement of the following legends on the stock certificate or certificates representing the Acquired Shares:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE ‘SECURITIES ACT’), AND MAY NOT BE OFFERED OR SOLD (I) IN THE UNITED STATES OR TO U.S. PERSONS BY OR ON BEHALF OF ANY U.S. PERSON, UNLESS (A) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS IN EFFECT WITH RESPECT THERETO OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION AND A WRITTEN OPINION FROM COUNSEL FOR THE ISSUER OR COUNSEL FOR THE HOLDER REASONABLY ACCEPTABLE TO THE ISSUER HAS BEEN OBTAINED TO THE EFFECT THAT NO SUCH REGISTRATION IS REQUIRED AND (II) OUTSIDE THE UNITED STATES, UNLESS IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT AND THE PURCHASER IN SUCH TRANSACTION PROVIDES A CERTIFICATION TO THE ISSUER THAT IT IS A NON-U.S. PERSON.  EACH BENEFICIAL HOLDER, BY ACCEPTING AN INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE, AGREES THAT NO HEDGING TRANSACTION INVOLVING SUCH SECURITIES IS PERMITTED TO BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.  TERMS IN THIS LEGEND HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.”

“TRANSFER OF SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED UNDER THE TERMS OF A SHARE TRANSFER RESTRICTION AGREEMENT, DATED AS OF MARCH 22, 2010, TO WHICH THE ISSUER IS PARTY. A COPY OF THE SHARE TRANSFER RESTRICTION AGREEMENT WILL BE FURNISHED TO ANY HOLDER OF SECURITIES EVIDENCED BY THIS CERTIFICATE UPON WRITTEN REQUEST, AND WITHOUT CHARGE, WITHIN FIVE DAYS AFTER THE ISSUER’S RECEIPT OF A WRITTEN REQUEST THEREFOR.”

5.	Restrictions on Acquisition of Additional Shares.

(a)
Without the prior written consent of Quigley, PSI Parent shall not, and shall not cause any of its Subsidiaries to, directly or indirectly: (i) acquire any (A) Additional Shares, (B) Common Stock Equivalents, and/or (C) beneficial or other interest (whether with respect to voting rights, economic rights, or otherwise) in any Additional Shares or in any Common Stock Equivalents; and/or (ii) enter into any Contract with respect to any of the actions described in the immediately foregoing clause (i).

(b)	“Additional Shares” means any shares of Common Stock other than the Acquired Shares.

(c)
“Common Stock Equivalents” means (i) any warrant, option, subscription or purchase right with respect to one or more shares of Common Stock, (ii) any Security convertible into, exchangeable for or otherwise entitling the holder thereof to acquire one or more shares of Common Stock, or (iii) any warrant, option, subscription or purchase right with respect to any Security described in the immediately foregoing clause (ii).

6.	Piggyback Rights.

(a)
If, at any time after June 1, 2012, Quigley proposes to register any Common Stock (such Common Stock, “Offered Securities”) under the Securities Act in connection with an underwritten public offering by Quigley of such Offered Securities solely for cash and on any form that would permit the registration of the Acquired Shares (other than a registration (i) relating solely to the sale of securities to participants in a stock grant, option or purchase plan or other employee stock incentive program or agreement, (ii) on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Acquired Shares, (iii) in which such Offered Securities constitute all or part of the consideration in connection with a Company Sale (or analogous transaction with respect to any Subsidiary of Quigley) or (iv) in which such Offered Securities are being registered in connection with a private investment in Quigley’s securities or a transaction commonly referred to as a “PIPE” transaction), then, on or before the date that is 20 days prior to the filing of a registration statement in connection with such registration (any such registration, a “Registration”), Quigley shall give written notice (such notice, a “Registration Notice”) of such proposed Registration to PSI Parent, specifying in such Registration Notice the number of Offered Securities that Quigley intends to register.

(b)
PSI Parent may elect to participate (subject to the terms of this Section 6) in such Registration, with respect to the Acquired Shares, by giving written notice to Quigley (such notice, a “Registration Participation Notice”) on or before the date that is 15 days after Quigley gives a Registration Notice, specifying in such Registration Participation Notice the number of Acquired Shares that it elects to include in such Registration (such Acquired Shares, as specified in such Registration Participation Notice and as may thereafter be reduced in number pursuant to Section 6(d), the “Registration Requested Acquired Shares”).

(c)
If PSI Parent elects to participate in a given Registration in accordance with this Section 6, then (i) PSI Parent shall enter into an underwriting agreement in usual and customary form with the underwriter or underwriters selected by Quigley for such underwriting (including, if applicable, provisions relating to a lock-up period after such Registration is effected with respect to the sale of Registration Requested Acquired Shares) and (ii) PSI Parent shall complete and execute all questionnaires, powers of attorney, indemnities and other documents, each in customary form, reasonably required under the terms of such underwriting agreement; provided, however, that (x) PSI Parent will not be required to make any representations or warranties in connection with any such underwriting agreement other than customary representations and warranties with respect to itself and the Registration Requested Acquired Shares, and (y) any obligation of PSI Parent to indemnify any Person pursuant to any such underwriting agreement will be limited to the net amount received by PSI Parent from the sale of its Registration Requested Acquired Shares pursuant to such Registration.

(d)
Notwithstanding anything in this Section 6 to the contrary, if the managing underwriter for such Registration (such underwriter, the “Managing Underwriter”) advises Quigley that marketing factors require a limitation of the number of securities to be underwritten in such Registration, then Quigley shall give written notice thereof to PSI Parent and the number of Registration Requested Acquired Shares that PSI Parent will be entitled to include in such Registration and the number of other securities (such other securities, collectively with the Registration Requested Acquired Shares, “Participating Securities”) offered for the account of other Persons (such other Persons, collectively with PSI Parent, “Participating Stockholders”) will be collectively reduced on a pro rata basis based upon the number of securities that each Participating Stockholder has elected to include in such Registration, such that the aggregate number of Participating Securities included in such Registration can be sold (in the opinion of the Managing Underwriter) in light of such marketing factors.

(e)
Notwithstanding anything in this Section 6 to the contrary, Quigley may elect to abandon any given Registration, whether or not PSI Parent has elected to participate in such Registration, by providing written notice to PSI Parent that it would be detrimental to Quigley or its stockholders to proceed with such Registration.

(f)	The rights afforded to PSI Parent pursuant to this Section 6 will extend to any Person that acquires Acquired Shares in accordance with this Agreement and applicable law.

(g)
Notwithstanding anything in this Section 6 to the contrary, the rights afforded pursuant to this Section 6 will not apply with respect to Acquired Shares that have been registered and sold pursuant to the Securities Act, that have been sold pursuant to Rule 144 under the Securities Act (or any similar rules promulgated pursuant to the Securities Act), or that are eligible for sale pursuant to Rule 144(k) under the Securities Act.

7.	Miscellaneous.

(a)	Amendments. Any provision of this Agreement may be amended if, and only if, such amendment is in writing and is signed by each Party.

(b)
Incorporation of Provisions in LLC Agreement. The following provisions of the LLC Agreement are hereby incorporated by reference as if set forth herein in full, mutatis mutandis: Sections 1.2 (Construction);  20.1 (Notices); 20.5 (Waivers); 20.6 (Successors and Assigns); 20.7 (Governing Law); 20.8 (Dispute Resolution and Arbitration); 20.9 (Counterparts); 20.11 (No Third-Party Beneficiaries); 20.13 (Captions); 20.14 (Severability); 20.15 (Interpretation); 20.16 (Consent to Jurisdiction and Venue); 20.17 (Specific Performance); 20.18 (Further Assurances); 20.19 (Signed Writings); and 20.21 (Access to Counsel).

[Signature page follows.]

The Parties are signing this Agreement as of the Effective Date.

THE QUIGLEY CORPORATION

By:	/s/ Ted Karkus
Name: Ted Karkus
Title: Chief Executive Officer

PHOSPHAGENICS LTD.

By:	/s/ Fred Banti
Name: Fred Banti
Title: Senior Vice President and Chief Business Officer

Signature Page to Share Transfer Restriction Agreement

Exhibit A

License Agreement